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                                             Exhibit 23.1

                                             [LOGO] SF Partnership, LLP
                                                    Chartered Accountants


                                             August 25, 2003






                          INDEPENDENT AUDITORS CONSENT

We consent to the incorporation of m-Wise, Inc. financial statements for the years ended December 31, 2001 and December 31, 2002 and our auditors report dated April 4, 2003 appearing on the Form SB-2 of m-Wise, Inc.

                                                    Yours very truly,

                                                    /s/ SF Partnership, LLP

                                                    SF Partnership, LLP